SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2003

SERACARE LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

California	0-33045	33-0056054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1935 Avenida del Oro, Suite F Oceanside, California	92056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 806-8922

N/A

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On December 22, 2003, SeraCare Life Sciences, Inc. issued a press release announcing its financial results for its fiscal year ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERACARE LIFE SCIENCES, INC.

Date: December 22, 2003	By:	/s/ TIM HART

Tim Hart
Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release issued on December 22, 2003.